UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant    [X]

Filed by a Party other than the Registrant    [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement	[ ]	Soliciting Material Pursuant to SS.240.14a-11(c) or SS.240.14a-12

[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

VINEYARD NATIONAL BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

VINEYARD NATIONAL BANCORP
9590 Foothill Boulevard
Rancho Cucamonga, CA 91730

December 2, 2002

Dear Shareholder,

          You are cordially invited to attend the Special Meeting of Shareholders of Vineyard National Bancorp (the “Company”). The meeting will be held at Sycamore Inn, 8313 Foothill Boulevard, Rancho Cucamonga, California 91730, on December 18, 2002 at 12:00 p.m., local time. The matters to be considered by shareholders at the Special Meeting are described in the accompanying materials.

          It is very important that you be represented at the Special Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Special Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

          Your continued support of and interest in Vineyard National Bancorp are sincerely appreciated.

Very truly yours,

/s/ Norman A. Morales Norman A. Morales President and Chief Executive Officer

VINEYARD NATIONAL BANCORP
9590 Foothill Boulevard
Rancho Cucamonga, CA 91730

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On December 18, 2002

          NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Vineyard National Bancorp (the “Company”), will be held at Sycamore Inn, 8313 Foothill Boulevard, Rancho Cucamonga, California 91730, on December 18, 2002 at 12:00 p.m., local time, for the following purpose, which is more completely set forth in the accompanying Proxy Statement:

(1)	To approve an amendment to the Articles of Incorporation of Vineyard National Bancorp in order to increase the total number of shares of all classes that the Company is authorized to issue from Fifteen Million (15,000,000) shares to Twenty Five Million (25,000,000) shares and to authorize the Company to issue up to Ten Million (10,000,000) shares of Preferred Stock with the rights, preferences, privileges and restrictions as determined by the Company’s Board of Directors; and

(2)	To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business which may properly come before the meeting.

          The Board of Directors has fixed November 12, 2002 as the voting record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Special Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Norman A. Morales Norman A. Morales President and Chief Executive Officer

Rancho Cucamonga, California
December 2, 2002

YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

VOTING
BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 1
AMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY
SHAREHOLDER PROPOSALS
OTHER MATTERS
ANNEX A
ANNEX B
ANNEX C

VINEYARD NATIONAL BANCORP

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

December 2, 2002

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vineyard National Bancorp, a California corporation (“Company”), to be used in voting at the special meeting of shareholders (“Special Meeting”) to be held at Sycamore Inn, 8313 Foothill Boulevard, Rancho Cucamonga, California, on December 18, 2002 at 12:00 p.m., local time, for the purposes set forth in the Notice of Special Meeting of Shareholders. This Proxy Statement is first being mailed to shareholders on or about December 2, 2002.

          The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted FOR an amendment to the Articles of Incorporation of the Company increasing the authorized capital stock from Fifteen Million (15,000,000) shares to Twenty Five Million (25,000,000) shares and authorizing the issuance of up to Ten Million (10,000,000) shares of preferred stock, and upon the transaction of such other business as may properly come before the meeting in with the best of the persons appointed as proxies. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Secretary, Vineyard National Bancorp, 9590 Foothill Boulevard, Rancho Cucamonga, CA 91730); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Special Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Special Meeting and any adjournment thereof and will not be used for any other meeting.

VOTING

          Only shareholders of record at the close of business on November 12, 2002 (“Voting Record Date”) will be entitled to vote at the Special Meeting. As of October 21, 2002, there were 2,714,126 shares of Common Stock, no par value (“Common Stock”), outstanding, and the Company had no other class of equity securities outstanding.

          Each holder of common stock will be entitled to one (1) vote in person or by proxy for each share of Common Stock set forth in his or her name on the books of the Company as of November 12, 2002, on any matter submitted to the vote of shareholders.

          Abstentions and “broker non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and for which the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self-regulatory organization of which the broker or nominee is a member) shall be treated as shares that are present and entitled to vote for the purposes of determining the presence of a quorum. However, abstentions and broken non-votes will not be counted as shares voted for the purpose of determining the outcome of the proposal to amend the Company’s Articles of Incorporation.

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           The enclosed proxy confers discretionary authority with respect to any other proposals that may be properly brought before the meeting. As of the date hereof, management is not aware of any other matters to be presented for action at the meeting. However, if any other matters properly come before the meeting, the proxies solicited hereby will be voted by the proxyholders in accordance with the recommendations of the Board of Directors.

BENEFICIAL OWNERSHIP OF COMMON STOCK
BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth, as of October 21, 2002, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors and executive officers of the Company, and (iii) all directors and executive officers of the Company as a group.

	Amount and Nature
Name of Beneficial	of Beneficial		Percent of
Owner or Number of	Ownership as of		Common
Persons in Group	October 21, 2002(1)		Stock(2)

The Company’s directors and executive officers
Frank S. Alvarez	175,999	(3)	6.38%
Charles L. Keagle	147,687	(3)	5.38%
Lester Stroh	93,417	(3)	3.40%
Joel H. Ravitz	90,016	(3)	3.26%
Norman A. Morales	61,500	(3)	2.27%
Richard S. Hagan	9,666	(3)	*
All directors and executive officers of the Company as a group (6 persons)	578,285		21.31%

*	Represents less than 1% of the outstanding Common Stock.

(1)	Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)	Based on the 2,714,126 shares of common stock outstanding as of October 21, 2002.

(3)	Includes the following number of shares which may be acquired upon the exercise of stock options exercisable within 60 days of October 21, 2002 under the Company’s Amended and Restated 1997 Incentive Stock Option Plan (the “Stock Option Plan”):

Frank S. Alvarez	43,334
Charles L. Keagle	31,667
Lester Stroh	31,667
Joel H. Ravitz	43,334
Norman A. Morales	0
Richard S. Hagan	6,666

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PROPOSAL NO. 1

AMENDMENT OF THE
ARTICLES OF INCORPORATION
OF THE COMPANY

          The Board of Directors of the Company believes that it is in the best interest of the Company to increase its authorized capital stock. The Articles of Incorporation of the Company presently authorizes the Company to issue Fifteen Million (15,000,000) shares, consisting entirely of Common Stock. The Board of Directors of the Company at a duly constituted meeting has authorized an amendment to the Articles of Incorporation (“Amendment”) to increase the authorized capital stock of the Company to Twenty Five Million (25,000,000) shares, of which Ten Million (10,000,000) shares shall be preferred stock, no par value (“Preferred Stock”).

          If the Amendment is approved, the Board of Directors shall have the ability to determine the rights, preferences and restrictions of the Preferred Stock including, but not limited to, (i) price, (ii) voting rights, (iii) dividend rights, (iv) liquidation rights, and (v) redemption rights. Please refer to the Certificate of Amendment of Articles of Incorporation attached hereto as Annex A for the specific authorizations with respect to the Preferred Stock that have been established by the Board of Directors.

          The Board of Directors believes that the creation of Preferred Stock will provide the Company with the flexibility to execute its business plan by having an adequate number of authorized but unissued shares of Preferred Stock to facilitate potential acquisitions, business combinations, recapitalizations, equity financings and other general corporate purposes without the expense or delay involved in seeking stockholder approval at any special or annual meeting for a particular issuance (except as may be required by law or stock exchange market on which the Company’s securities may then be listed).

          Although it is not the purpose of the proposed Amendment, the authorized but unissued shares of Preferred Stock also could be used by the Board of Directors to discourage, delay or make more difficult a change in control of the Company. The Board of Directors is not aware of any pending or proposed effort to acquire control of the Company.

          The Company currently has no arrangements or understandings for the issuance of the shares of Preferred Stock to be authorized by the proposed Amendment except for the issuance of the Series A Preferred Stock described below.

          The Company intends to sell between twenty (20) and thirty (30) shares of Series A Preferred Stock, no par value, at a price of $100,000 per share. In the aggregate, the Company will raise between $2,000,000 and $3,000,000 by its issuance of Series A Preferred Stock, $2,000,000 of which will be sold to members of the Company’s Board of Directors. With each share of Series A Preferred, the Company would issue a warrant to purchase 4,000 shares of Common Stock at an exercise price still to be negotiated but currently anticipated to be $15.00 per share, or approximately 130% of the closing price of the Common Stock on the Nasdaq National Market of $11.52 as of the Voting Record Date (the “Warrant”). The Warrant would be exercisable for a period still to be negotiated but currently anticipated to be either three or four years from the date of issuance. Each share of Series A Preferred would be entitled to a noncumulative, annual dividend of 7%, or $7,000 per year. The Series A Preferred would have no voting rights and would be redeemable at the option of the Company at any time at $100,000 per share plus all accrued and unpaid dividends, subject to the receipt of all required regulating approvals. All the proposed rights, preference and designations of the Series A Preferred are set forth in a Certificate of Determination attached hereto as Annex B. The form of the Warrant is attached hereto as Annex C.

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          The Board of Directors believes that the issuance of the Preferred Stock is in the best interests of the Company because the Series A Preferred Stock would qualify as Tier 1 capital under the regulations of the Federal Reserve Board. With this infusion of at least $2,000,000 of Tier 1 capital, the Company would be in a position to pursue additional financing arrangements, such as trust preferred offerings, that currently are not available to the Company.

          If the proposed amendment is approved, it will become effective upon the filing of the Certificate of Amendment with the Secretary of State of California.

          Approval of the proposed Amendment requires the affirmative vote of a majority of the outstanding shares of Common Stock on the Voting Record Date. The Company’s executive officers and members of the Board of Directors have indicated their non-binding intention to vote their Common Stock to which they have voting power FOR the approval of the proposal.

SHAREHOLDER PROPOSALS

          Any proposal which a shareholder wishes to have included in the proxy materials of the Company relating to the next Annual Meeting of shareholders of the Company, which currently is scheduled to be held in May 2003, must be received at the principal executive offices of the Company, 9590 Foothill Boulevard, Rancho Cucamonga, CA 91730, Attention: Secretary, no later than November 30, 2002.

OTHER MATTERS

          Management is not aware of any business to come before the Special Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the meeting other than those which are described in this Proxy Statement, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

          The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company’s Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Norman A. Morales Norman A. Morales President and Chief Executive Officer

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ANNEX A

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
OF
VINEYARD NATIONAL BANCORP

Norman A. Morales certifies that:

1.	Norman A. Morales is the President and Chief Executive Officer of Vineyard National Bancorp, a California corporation (the “Corporation”).

2.	Richard S. Hagan is the Secretary of Vineyard National Bancorp, a California corporation.

3.	The following amendment to the Articles of Incorporation of the Corporation has been approved by the Board of Directors and shareholders of this Corporation:

          Article IV of the Articles of Incorporation is amended to read in its entirety as follows:

“IV

          The total number of shares of capital stock which the Corporation has authority to issue is 25,000,000, of which Fifteen Million (15,000,000) shall be common stock, no par value per share (hereinafter the “Common Stock”), and Ten Million (10,000,000) shall be serial preferred stock, no par value per share (hereinafter the “Preferred Stock”).

          Except as provided in any resolution or resolutions establishing a class or series of Preferred Stock pursuant to this Article IV, the holders of the Common Stock shall exclusively possess all voting power. Each holder of shares of Common Stock shall be entitled to one (1) vote for each share held by such holder.

          The Board of Directors is hereby expressly authorized, by resolution or resolutions to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares thereof:

(a) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

(b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

(c) the dividends, if any, payable on such series, whether any such dividends shall not be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of this class;

(d) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

(e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

(f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of this class or any other securities, and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of this class;

(i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class; and

(j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

          The powers, preferences and relative, participating, optional and other special rights, of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall accrue and/or be cumulative.”

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4.	This amendment shall become effective on the date the Certificate of Amendment is filed with the Secretary of State.

Norman A. Morales, President and Chief Executive Officer

Richard S. Hagan, Secretary

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ANNEX B

FORM OF
CERTIFICATE OF DETERMINATION
OF
SERIES A PREFERRED STOCK
OF
VINEYARD NATIONAL BANCORP

Pursuant to Section 401 of the
California Corporations Code

          Vineyard National Bancorp, a California corporation, DOES HEREBY CERTIFY that pursuant to the authority contained in Article IV of its Articles of Incorporation, and in accordance with the provision of Section 401 of the California Corporations Code, its Board of Directors adopted the following resolution creating a series of its Preferred Stock designated as Series A Preferred Stock. At this time, none of the Series A Preferred Stock has been issued.

“RESOLVED that pursuant to the authority expressly granted to and vested in this Board of Directors by Article IV of the Articles of Incorporation of the Vineyard National Bancorp (the “Company”), the Board of Directors hereby authorizes the creation of a series of 7.0% Series A Preferred Stock, no par value per share, of the Company upon the terms and conditions set forth herein and hereby fixes the designation and number of shares thereof and fixes the other powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof (in addition to those set forth in the Articles which may be applicable to the 7.0% Series A Preferred Stock) as follows:

          1.    Designation and Amount; Fractional Shares. There shall be a series of preferred stock of the Company designated as “7.0% Series A Preferred Stock” and the number of shares constituting such series shall be 30. Such series is referred to herein as the “Series A Preferred Stock.” The Series A Preferred Stock is issuable solely in whole shares.

          2.    Liquidation Value and Issue Price. The liquidation value of each such share is $100,000 and the issue price of each such share is $100,000.

          3.    Dividends.

                 (a)    The holders of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof, out of funds at the time legally available therefor, cash dividends at a rate of 7.0% per annum ($7,000 per annum) for each share of Series A Preferred, which shall be payable when, as and if declared by the Board of Directors in cash quarterly in arrears on the last business day of March, June, September and December of each year, commencing March 31,

2003 (each, a “Dividend Payment Date”) (except that if any such date is a Saturday, Sunday or legal holiday, then such dividend shall be payable on the next day that is not a Saturday, Sunday or legal holiday) to holders of record as they appear upon the stock transfer books of the Company on the 15th day of the calendar month in which the applicable Dividend Payment Date falls on or such other record date, not more than thirty calendar days nor less than ten calendar days preceding the applicable Dividend Payment Date, as is fixed by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof (each, a “Record Date”). For purposes hereof, the term “legal holiday” shall mean any day on which banking institutions are authorized or required by law to close in New York, New York or Los Angeles, California. The Series A Preferred Stock will not participate in dividends with the Company’s common stock, no par value per share (the “Common Stock”).

                 (b)    The right of holders of Series A Preferred Stock to receive dividends is noncumulative. Accordingly, if the Board of Directors does not declare a dividend payable in respect of any Dividend Period (as defined below), holders of shares of Series A Preferred Stock shall have no right to receive a dividend in respect of such Dividend Period, and the Company shall have no obligation to pay a dividend in respect of such Dividend Period, whether or not dividends are declared payable in respect of any future Dividend Period.

                 (c)    As used herein, (i) the term “Initial Dividend Period” shall mean the period from and including the date of distribution to the initial holders of the Series A Preferred Stock (the “Date of Original Issue”) to and excluding March 31, 2003, (ii) the term “Subsequent Dividend Period” shall mean the applicable period from and including March 31 to and excluding the next June 30, from and including June 30 to and excluding the next September 30, from and including September 30 to and excluding the next December 31, from and including December 31 to and excluding the next March 31, or, in each such case as to particular shares of the Series A Preferred Stock, such shorter period during which such shares of the Series A Preferred Stock are outstanding (excluding the last day of such shorter period), and (iii) the term “Dividend Period” shall mean the Initial Dividend Period or any Subsequent Dividend Period, as the context requires.

                 (d)    The amount of dividends payable on each share of the Series A Preferred Stock for each full quarterly Dividend Period during which such share was outstanding shall be $1,750. For the Initial Dividend Period, and for any Subsequent Dividend Period for which the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof, declares a dividend and during which such share was not outstanding for a full quarterly Dividend Period, the amount of dividends payable on each such share of the Series A Preferred Stock shall be computed by multiplying $7,000 by a fraction, the numerator of which shall be the number of days (but in no event more than 90 days with respect to any one calendar quarter) in such Dividend Period that such share was outstanding (excluding the last such day) and the denominator of which shall be 360.

                 (e)    No full dividends shall be declared and paid or set apart for payment on preferred stock of the Company of any series ranking, as to dividends, on a parity with the Series A Preferred Stock (the “Parity Dividend Stock”) during any calendar quarter unless full dividends on the Series A Preferred Stock for all prior Dividend Periods have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment

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thereof is set apart for such payment. When dividends are not so paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series A Preferred Stock and any other Parity Dividend Stock, dividends upon shares of Series A Preferred Stock and dividends on such other Parity Dividend Stock payable during such calendar quarter shall be declared and set apart pro rata so that the amount of such dividends so payable per share on the Series A Preferred Stock and such other Parity Dividend Stock shall in all cases bear to each other the same ratio that full dividends for the then-current calendar quarter on the shares of Series A Preferred Stock (which shall include any accumulation in respect of unpaid dividends for prior Dividend Periods) and full dividends, including required or permitted accumulations, if any, on shares of such other Parity Dividend Stock, bear to each other.

                 (f)    If full dividends on the Series A Preferred Stock have not been declared and paid or set apart for payment for all prior Dividend Periods and for the Dividend Payment Date falling in the then-current Dividend Period, the following restrictions shall be applicable: (i) no dividend or distribution may be declared, set aside or paid on any shares of stock of any series ranking, as to dividends, junior to the Series A Preferred stock (the “Junior Dividend Stock”), other than in shares of Junior Dividend Stock, (ii) the Company may not repurchase, redeem or otherwise acquire (including by payment to or made available for a sinking fund for the redemption of) any shares of its Junior Dividend Stock (except by conversion into or exchange for Junior Dividend Stock), and (iii) the Company may not, directly or indirectly, repurchase, redeem or otherwise acquire (except by conversion into or exchange for Junior Dividend Stock) any shares of any Parity Dividend Stock, otherwise than pursuant to pro rata offers to purchase or a concurrent redemption of all, or a pro rata portion, of the outstanding shares of Series A Preferred Stock and such other Parity Dividend Stock.

          4.    Liquidation Preference.

                 (a)    In the event of a liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, each holder of a share of Series A Preferred Stock shall be entitled to receive out of the net assets of the Company available for distribution to its stockholders, an amount equal to $100,000 per share, plus an amount equal to all dividends accrued and unpaid to the date of such liquidation, without interest, and no more, before any payment shall be made or any assets distributed to the holders of Common Stock or any other stock ranking junior to the Series A Preferred Stock as to the rights upon liquidation, dissolution or winding up of the (“Junior Liquidation Stock”); provided, however, that such rights shall accrue to the holders of Series A Preferred Stock only in the event that the Company’s payments with respect to the shares of capital stock of the Company hereafter issued ranking senior as to rights upon liquidation, dissolution or winding up to the Series A Preferred Stock (the “Senior Liquidation Stock”) are fully met. The entire net assets of the Company available for distribution after the preferences of the Senior Liquidation Stock upon liquidation, dissolution or winding up are fully met shall be distributed ratably among the holders of the Series A Preferred Stock and any other class or series of the Company’s capital stock hereafter issued having parity as to rights upon liquidation, dissolution or winding up with the Series A Preferred Stock in proportion to the respective preferential amounts to which each is entitled (but only to the extent of such preferential amounts). After payment in full of the preferences of the shares of the Series A Preferred Stock upon liquidation, dissolution or winding up, the holders of such shares in their capacity as such shall not be entitled to any further participation in any distribution of assets by

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the Company. Neither a consolidation or merger of the Company with or into another corporation nor a merger of any other corporation with or into the Company, nor a sale or transfer of all or any part of the Company’s assets for cash, securities or other property will be considered a liquidation, dissolution or winding up of the Company.

                 (b)    Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the Company, stating a payment date and the place where the distributable amounts shall be payable, shall be given by first class mail, postage prepaid, not more than sixty calendar days nor less than twenty calendar days prior to the payment date stated therein, to the holders of the Series A Preferred Stock at their respective addresses as the same shall appear upon the stock transfer books of the Company.

          5.    Redemption at option of the Company.

                 (a)    The Series A Preferred Stock may be redeemed by the Company, at its option on any date set by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof, in whole or in part, out of funds legally available therefor, at any time or from time to time, at $100,000 per share, plus, in each case, an amount in cash equal to accrued and unpaid dividends (whether or not earned or declared) thereon, if any, from the Dividend Payment Date next preceding the date fixed for redemption to but excluding the date fixed for redemption, without interest (a “Redemption Date”), such sum being hereinafter referred to as the “Redemption Price.” In case of the redemption of less than all of the then-outstanding shares of Series A Preferred Stock, the Company shall designate the shares to be redeemed pro rata, by lot or by a substantially equivalent method selected by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof. The right of the Company to redeem all or a portion of the Series A Preferred Stock is subject to the Company having received prior approval from the Federal Reserve Board (or other applicable federal agency) if such approval is required under applicable capital guidelines or policies of the Federal Reserve Board (or other applicable federal agency).

                 (b)    Not more than sixty calendar days nor less than thirty calendar days prior to the Redemption Date, notice by first class mail, postage prepaid, shall be given to the holders of record of shares of the Series A Preferred Stock to be redeemed, addressed to such holders at their last address as shown upon the stock transfer books of the Company. Each such notice of redemption shall be irrevocable and shall specify the date fixed for redemption, the number of shares of Series A Preferred Stock to be redeemed, and if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder, the Redemption Price, the place or places of payment, that payment will be made upon presentation and surrender of the certificates representing shares of Series A Preferred Stock, and that on and after the Redemption Date dividends will cease to accrue on such shares.

                 (c)    Any notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of shares of Series A Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series A Preferred Stock. On or after the date fixed for redemption as stated in such notice, each holder of the shares called for redemption

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shall surrender the certificate evidencing such shares to the Company at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price for each such share. If less than all the shares evidenced by any such surrendered certificate are redeemed, a new certificate shall be issued evidencing the unredeemed shares. Notice having been given as aforesaid, if on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been irrevocably deposited or set aside, if on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been irrevocably deposited or set aside, then notwithstanding that the certificates evidencing any shares so called for redemption shall not have been surrendered, dividends with respect to the shares so called shall cease to accrue as of 5:00 p.m. (Los Angeles, California time) on the day before the date fixed for redemption, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders of the Company with respect to such shares and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price for each share without interest upon surrender of their certificates therefor) shall terminate. If funds legally available for such purpose are not sufficient for redemption of the shares of Series A Preferred Stock which were to be redeemed, then the certificates evidencing such shares shall not be deemed to be surrendered, such shares shall remain outstanding and the right of holders of shares of Series A Preferred Stock thereafter shall continue to be only those of a holder of shares of the Series A Preferred Stock.

          6.    No Sinking Fund. The shares of Series A Preferred Stock shall not be subject to the operation of any mandatory purchase, retirement or sinking fund.

          7.    Voting Rights.

                 (a)    The holders of Series A Preferred Stock will not have any voting rights except as set forth below or as otherwise from time to time required by law. In connection with any right to vote, each holder of Series A Preferred Stock will have one vote for each such share held, and will not be entitled to cumulative voting in any election of directors. Any shares of Series A Preferred Stock held by the Company or any entity controlled by the Company shall not have voting rights hereunder and shall not be counted in determining the presence of a quorum.

                 (b)    So long as the Series A Preferred Stock is outstanding the Company shall not, without the affirmative vote or consent of the holders of at least a majority of all outstanding shares of the Series A Preferred Stock voting separately as a class, (i) amend, alter or repeal any provision of the Articles of Incorporation of the Company (including this Certificate of Determination) so as to affect adversely the relative rights, preferences, qualifications, limitations or restrictions of the Series A Preferred Stock or (ii) create, authorize, issue, reclassify or increase the authorized or issued amount, of any class or series of stock of the Company that is senior or superior as to dividend rights or rights upon liquidation, dissolution or winding up of the Company to the Series A Preferred Stock, or which possesses rights to vote separately as one class with the Series A Preferred Stock on the basis of more than one vote for each $100,000.00 of liquidation preference thereof (excluding any liquidation preference for accrued but unpaid dividends), or any security convertible into such a senior security. A class vote on the part of the Series A Preferred Stock shall, without limitation, specifically not be deemed to be required (except as otherwise required by law or resolution of the Board of Directors) in connection with: (a) the authorization, issuance or increase in the authorized or issued amount of any shares of any

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other class or series of stock which ranks junior to, or in parity with, the Series A Preferred Stock in respect of the payment of dividends or distributions upon liquidation, dissolution or winding up of the Company; or (b) the authorization, issuance or increase in the amount of any notes, commercial paper, bonds, mortgages, debentures or other obligations of the Company. No vote of the Series A Preferred Stock shall be required if the Series A Preferred Stock is to be redeemed in whole on a Redemption Date occurring on or prior to the date of occurrence of any event otherwise requiring a class vote by the Series A Preferred Stock.

                 (c)    At any meeting of the holders of the Series A Preferred Stock, the presence in person or by proxy of the holders of a majority of the total number of shares of the Series A Preferred Stock and any Parity Dividend Stock entitled to vote thereat shall be required to constitute a quorum; in the absence of a quorum, a majority of the holders present in person or by proxy shall have power to adjourn the meeting from time to time without notice other than an announcement at the meeting, until a quorum shall be present.

          8.    Ranking. Any class or classes of stock of the Company shall be deemed to rank:

(i) prior to the Series A Preferred Stock, as to dividends or as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series A Preferred Stock,

(ii) on a parity with the Series A Preferred Stock, as to dividends or as to distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof are different from those of the Series A Preferred Stock, if the holders of such class of stock and the Series A Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation prices, without preferences or priority one over the other, and

(iii) junior to the Series A Preferred Stock, as to dividends or as to the distribution of assets upon liquidation, dissolution or winding up, if such stock shall be Common Stock or if the holders of Series A Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of such stock.

          9.    Status of Acquired Shares. Shares of Series A Preferred Stock redeemed by the Company, or otherwise acquired by the Company, will be restored to the status of authorized but unissued shares of the Company’s preferred stock, without designation as to class, and may thereafter be issued, but not as shares of Series A Preferred Stock.

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        10.    Conversion and Preemptive Rights. The Series A Preferred Stock is not entitled to any conversion, preemptive or subscription rights in respect of any securities of the Company.

        11.    Severability of Provisions. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.”

                 IN WITNESS WHEREOF, the Company has caused this Certificate of Determination to be made under the seal of the Company and signed by Norman A. Morales, its Chief Executive Officer and President.

VINEYARD NATIONAL BANCORP

By:	Norman A. Morales, President and Chief Executive Officer

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ANNEX C

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION AVAILABLE UNDER SUCH ACT AND, IF REQUESTED, DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

No._______________	Dated: as of December ____, 2002

WARRANT TO PURCHASE ______ SHARES
OF COMMON STOCK

VINEYARD NATIONAL BANCORP

          THIS CERTIFIES THAT, for value received, ____________, the registered holder hereof or its registered assigns (the “Holder”), is entitled, subject to the terms and conditions hereinafter set forth, to purchase from Vineyard National Bancorp, a California corporation (the “Company”), ________ shares of common stock, no par value per share (“Common Stock”), of the Company, upon presentation and surrender of this warrant (“Warrant Certificate”) with the Subscription Form attached hereto duly completed, at any time on or before the Expiration Date, as defined herein, at the Company’s principal office in Rancho Cucamonga, California, or at such other office as shall have theretofore been designated by the Company by notice pursuant hereto, and upon payment therefor of the Purchase Price specified herein.

          This Warrant Certificate is issued pursuant to the terms of a Series A Purchase Agreement between the Company and the Investors (as defined therein), dated as of December __, 2002 (the “Purchase Agreement”). Notwithstanding anything to the contrary contained herein, this Warrant Certificate is issued subject to the terms and provisions set forth in the Purchase Agreement.

          1.    Duration and Exercise. The purchase rights represented by this Warrant Certificate are exercisable, at the option of the Holder hereof, either in whole or from time to time in part (but not as to a fractional share of Common Stock), at any time during the period commencing on December __, 2002 and terminating on the Expiration Date set forth in Section 2 hereof. This Warrant Certificate shall expire in its entirety and no longer be exercisable at the close of business on the Expiration Date. Upon surrender of this Warrant Certificate and payment of the Purchase Price as set forth in Section 3 hereof, the Company shall issue and deliver with all reasonable dispatch to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of shares of Common Stock so purchased. In case of the purchase of less than all the Common Stock purchasable under this Warrant Certificate, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Common Stock purchasable hereunder.

          2.    Expiration Date. The term “Expiration Date” shall mean 5:00 p.m., Pacific Time, on December __, 200_. If the Expiration Date shall in the State of California be a holiday or a day on which financial institutions are authorized to close, then the Expiration Date shall be the next following date which in the State of California is not a holiday or a day on which financial institutions are authorized to close.

          3.    Purchase Price. The purchase price for each share of Common Stock purchasable pursuant to the exercise of this Warrant Certificate (the “Purchase Price”) shall be $____ per share, subject to adjustment as provided in Section 9 below. Payment of the aggregate Purchase Price shall be paid by certified or bank cashier’s check or by wire transfer.

          4.    No Fractional Common Stock. The Company shall not be required to issue certificates representing fractions of Common Stock.

          5.    Reservation of Common Stock. The Company will, at all times while this Warrant Certificate is exercisable, keep reserved, out of its authorized Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by this Warrant Certificate. Promptly after the Expiration Date, no Common Stock will be subject to reservation in respect of such Warrant Certificates. The Company will take all such action as may be necessary to insure that Common Stock issued upon exercise of these Warrant Certificates will be duly and validly authorized and issued and, upon receipt of the consideration therefor specified herein, fully paid and non-assessable.

          6.    Restrictions on Transfer. Neither this Warrant Certificate nor Common Stock issuable upon exercise thereof may be sold, transferred or otherwise disposed of, except in accordance with and subject to the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder. Subject to the restriction in the preceding sentence, this Warrant Certificate and all rights hereunder are transferable in whole or in part upon the books of the Company by the registered Holder hereof in person or by his duly authorized attorney, upon surrender of these Warrant Certificates duly endorsed, at the principal office of the Company or at such other office as shall have theretofore been designated by the Company by notice pursuant hereto.

          7.    Mutilated or Missing Warrant Certificates. In case this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company will issue and deliver in exchange and substitution for and upon cancellation of, the mutilated Warrant Certificate, or in substitution for the lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate of like tenor evidencing the number of shares of Common Stock purchasable upon exercise of the Warrant Certificate so mutilated, lost, stolen or destroyed, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and an indemnity, if requested, reasonably satisfactory to it. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

          8.    Rights and Liability of Holder. The Holder of this Warrant Certificate shall not, by virtue thereof, be entitled to any rights of as a shareholder of the Company, either at law or in equity, and the rights of such Holder are limited to those expressed herein.

          9.    Adjustments of Number of Shares of Common Stock and Purchase Price.

                  9.1    The number of shares of Common Stock purchasable upon the exercise of each Warrant Certificate and the Purchase Price shall be subject to adjustment as follows:

                           (a)    In case the Company shall (i) pay a dividend in Common Stock, (ii) subdivide its outstanding Common Stock into a greater number, (iii) combine its outstanding Common Stock into a smaller number, or (iv) issue by reclassification of Common Stock or capital reorganization other securities of the Company, the number of shares of Common Stock purchasable upon exercise of each Warrant Certificate immediately prior thereto shall be adjusted so that the Holder of each Warrant Certificate shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which the Holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant Certificate been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 9.1(a) shall become effective immediately after the effective date of such event, retroactive to the record date, if any, for such event.

                           (b)    No adjustment in the number of shares of Common Stock purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of shares of Common Stock purchasable upon the exercise of each Warrant Certificate; provided, however, that any adjustments which by reason of this Section 9.1(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and, provided, further, that all adjustments carried forward by reason of this Section 9.1(b) shall be taken into account and the number of shares of Common Stock purchased upon the exercise of each Warrant Certificate shall be adjusted as of seven (7) days prior to the Expiration Date. All calculations shall be made to the nearest one-hundredth of a share of Common Stock.

                           (c)    Whenever the number of shares of Common Stock purchasable upon the exercise of each Warrant Certificate is adjusted, as herein provided, the Purchase Price payable upon exercise of each Warrant Certificate shall be adjusted by multiplying the Purchase Price immediately prior to the adjustment by a fraction, of which the numerator shall be the number of shares of Common Stock purchasable upon the exercise of each Warrant Certificate immediately prior to the adjustment, and of which the denominator shall be the number of shares of Common Stock so purchasable immediately thereafter.

                  9.2    Whenever the number of shares of Common Stock purchasable upon the exercise of each Warrant Certificate or the Purchase Price of such Common Stock is adjusted, as herein provided, the Company shall cause to be mailed by first-class mail, postage prepaid, to the Holder, notice of such adjustment or adjustments setting forth the number of shares of Common Stock purchasable upon the exercise of each Warrant Certificate and the Purchase Price of such Common Stock after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Any failure by the Company to give notice to the Holder or any defect therein shall neither affect the validity

3

of such adjustment or of the event resulting in the adjustment, nor of the Holder’s rights to such adjustment.

                  9.3    Except as provided in Sections 9.1, no adjustment in respect of any dividends or distributions shall be made during the period covered by this Warrant Certificate or upon the exercise thereof.

                  9.4    (a)    In case of any consolidation of the Company with, or merger of the Company into, another entity, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, such successor or purchasing entity may assume the obligations hereunder, and may execute with the Company an agreement that the Holder shall have the right thereafter upon payment of the Purchase Price in effect immediately prior to such transaction to purchase upon exercise of each Warrant Certificate the kind and amount of securities and property (including cash) which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had such Warrant Certificate been exercised immediately prior to such action. The Company shall mail by first-class mail, postage prepaid, to the Holder, notice of the execution of any such agreement. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9. The provisions of this Section 9.4 shall similarly apply to successive consolidations, mergers, sales or conveyances.

                           (b)    In the event that such successor entity does not execute such an agreement with the Company as provided in Section 9.4(a), then the Holder shall be entitled to exercise outstanding Warrant Certificates during a period of at least 30 days, which period terminates at least 5 days prior to consummation of the consolidation, merger, sale or conveyance, and thereby receive consideration in the consolidation, merger, sale or reconveyance on the same basis as other previously outstanding securities of the same class as the securities acquired upon exercise. Warrant Certificates not exercised in accordance with this Section 9.4(b) before consummation of the transaction will be cancelled and become null and void. In the event such successor entity does not execute an agreement with the Company as provided in Section 9.4(a), the Company shall mail by first-class mail, postage prepaid, to the Holder, at least 10 days prior to the first date on which the Warrant Certificate shall become exercisable pursuant to the provisions of this Section 9.4(b), notice of the proposed transaction setting forth the first and last date on which the Holder may exercise outstanding Warrant Certificates and a description of the terms of this Warrant Certificate providing for cancellation of the Warrant Certificates in the event that Warrant Certificates are not exercised by the prescribed date.

                           (c)    The Company’s failure to give any notice required by this Section 9.4 or any defect therein shall not affect the validity of any such agreement, consolidation, merger, sale or conveyance of property.

                  9.5    Irrespective of any adjustments in the Purchase Price or the number or kind of shares purchasable upon the exercise of the Warrant Certificates, Warrant Certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant Certificate initially issued.

        10.    Treatment of Registered Holder. The Company may deem and treat the registered Holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any

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notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary.

          11.    Notices. All notices, requests, demands and other communications with respect hereto shall be in writing and shall be delivered by hand, sent prepaid by a nationally recognized overnight courier (for overnight delivery) or sent by the United States mail, certified, postage prepaid, return receipt requested, to the Company at 9590 Foothill Boulevard, Rancho Cucamonga, CA 91730, Attention: Secretary, and to the Holder, initially at the address specified on the signature page hereto.

          Any notice, request, demand or other communication delivered or sent in the manner aforesaid shall be deemed given or made (as the case may be) upon the earliest of (a) the date it is actually received, (b) the business day after the day on which it is delivered by hand, (c) the business day after the day on which it is properly delivered to a nationally recognized overnight courier (for overnight delivery) or (d) the third business day after the day on which it is deposited in the United States mail. The Company or Holder may change its address by notifying the other party of the new address in any manner permitted by this section.

          12.    Amendments. This Warrant Certificate and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder of this Warrant Certificate.

          13.    Governing Law. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of California, without reference to conflicts of law principles.

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          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed and delivered by one of its officers thereunto duly authorized.

VINEYARD NATIONAL BANCORP

Dated: ____________, 2002	By:	Name: Title:

Name and Address of Holder:

EXERCISE FORM

(To be Executed by the Registered Holder in Order to Exercise this Warrant Certificate)

To:

          The undersigned hereby irrevocably exercise(s) the right to purchase ____ shares of Common Stock covered by the Warrant Certificate according to the conditions thereof and herewith make(s) payment of the Purchase Price of $15.00 per share of Common Stock in full and request(s) that certificates for such Common Stock be issued in the name of:

Please print Name and Address and provide Social Security or Federal Tax I.D. No.:

and, if said number of shares of Common Stock shall not be all the Common Stock purchasable thereunder, that a new Warrant Certificate for the balance remaining of the whole number of shares of Common Stock purchasable under the within Warrant Certificate be registered in the name of the undersigned Holder(s) or assignee(s) as indicated below and delivered to the address stated below:

Dated: ____________, ____.

Address:

Signature of Holder or Assignee

Signature of Holder or Assignee

	Note:	The above signature(s) must correspond with the name(s) as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever unless the Warrant Certificates have been assigned.

Signature(s) Guaranteed By:

ASSIGNMENT OF WARRANT CERTIFICATE

(To Be Signed Only Upon Assignment of Warrant Certificate)

To:

          Attention:

          FOR VALUE RECEIVED ______________________________ hereby sell(s), assign(s) and transfer(s) unto (please print or type Name, Address and Social Security or Federal Tax I.D. No. of Assignee):

____________ Warrant Certificate(s), together with all right, title and interest therein, and hereby irrevocably constituting and appointing ________________________ attorney, to transfer said Warrant Certificate(s) on the books of the Company, with full power of substitution in the premises.

Dated: ____________, ____.

Signature of Record Holder

Signature of Record Holder

	Note:	The above signature(s) must correspond with the name(s) as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed By:

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REVOCABLE PROXY

VINEYARD NATIONAL BANCORP

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VINEYARD NATIONAL BANCORP (THE “COMPANY”) FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON December 18, 2002 AND AT ANY ADJOURNMENT THEREOF.

          The undersigned being a shareholder of the Company as of November 12, 2002, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies, to represent the undersigned at the Special Meeting of Shareholders of the Company to be held at Sycamore Inn, 8313 Foothill Boulevard, Rancho Cucamonga California 91730, on December 18, 2002 at 12:00 p.m., local time, and at any adjournments of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

(Continued and to be signed on reverse side.)

Please Detach and Mail in the Envelope Provided

[X]	Please mark your votes as in this example

NOTE: To withhold authority to vote for an individual nominee, strike a line through that nominee’s name. Unless authority to vote for all of the foregoing nominees is withheld, this Proxy will be deemed to confer authority to vote for each nominee whose name is not struck.

		FOR	AGAINST	ABSTAIN

1.	Proposal to approve the amendment to the Articles of Incorporation of the Company to increase the authorized stock of the Company from Fifteen Million (15,000,000) shares to Twenty Five Million (25,000,000) shares and to authorize Ten Million (10,000,000) shares of Preferred Stock with the rights, preference, privileges and restrictions as determined by the Company’s Board of Directors.	[ ]	[ ]	[ ]

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

       SHARES OF THE COMPANY’S COMMON STOCK WILL BE VOTED AS SPECIFIED. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE SPECIAL MEETING.

       PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Shareholder	Signature of Shareholder	Dated

NOTE:	Please sign the exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give full title. When shares are held jointly, only one holder need sign.